EXHIBIT 99.3


                           PRIOR PERFORMANCE TABLE VI:

                     ACQUISITIONS OF PROPERTIES BY PROGRAMS

                  Table VI: ACQUISTION OF PROPERTIES BY PROGRAM

The following table includes information concerning the acquisition of property interests by 24 prior programs sponsored by Affiliates of the Managing Shareholder of the Trust, Baron Advisors, Inc., in the most recent three years. The prior programs have investment objectives similar to those of the Trust in that the programs provided financing in respect of residential properties for current income and capital appreciation (other than the mortgage funds).

                                 Florida Income Advantage Fund I, Ltd.
                                 -------------------------------------

Name, location, type of                          Phase III
  property:                                      Forest Glen Apartments
                                                 Daytona Beach, Florida
                                                 Residential Apartment Community

Number of units and total                        26 Units
  square feet of units:                          30,654 total square feet

Date investment made:                            2/94

Principal amount of mortgage
  financing existing at date of
  investment:                                          $625,000

Contract Investment Price (1):                         $846,000

Cash Reserve:                                                $0

Acquisition Fee:                                             $0

Total Investment Cost:                                 $846,000



                                 Realty Opportunity Income Fund VIII, Ltd.
                                 -----------------------------------------

Name, location, type of                          Phase II
  property:                                      Forest Glen Apartments
                                                 Daytona Beach, Florida
                                                 Residential Apartment Community

Number of units and total                        30 Units
  square feet of units:                          38,802 total square feet

Date investment made:                            3/94

Principal amount of mortgage
  financing existing at date of
  investment:                                          $784,000

Contract Investment Price (1):                         $849,600

Cash Reserve:                                                $0

Acquisition Fee:                                             $0

Total Investment Cost:                                 $849,600

-------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire interest in investment property or to redeem limited partner interests of prior limited partners.

                  Table VI: ACQUISTION OF PROPERTIES BY PROGRAM
                                   (continued)



                                 Florida Income Appreciation Fund I, Ltd.
                                 ----------------------------------------

Name, location, type of                          Phase IV
  property:                                      Forest Glen Apartments
                                                 Daytona Beach, Florida
                                                 Residential Apartment Community

Number of units and total                        8 Units
  square feet of units:                          9,800 total square feet

Date investment made:                            4/94

Principal amount of mortgage
  financing existing at date of
  investment:                                          $173,000

Contract Investment Price (1):                         $184,500

Cash Reserve:                                                $0

Acquisition Fee:                                             $0

Total Investment Cost:                                 $184,500



                                 Florida Capital Income Fund, Ltd.
                                 ---------------------------------

Name, location, type of
  property:                                      Eagle Lake Apartments
                                                 Port Orange, Florida
                                                 Residential Apartment Community

Number of units and total                        77 units
  square feet of units:                          45,504 total square feet

Date investment made:                            11/94

Principal amount of mortgage
  financing existing at date of
  investment:                                        $1,443,000

Contract Investment Price (1):                         $656,300

Cash Reserve:                                                $0

Acquisition Fee:                                        $60,000

Total Investment Cost:                                 $716,300


-------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire interest in investment property or to redeem limited partner interests of prior limited partners.

                  Table VI: ACQUISTION OF PROPERTIES BY PROGRAM
                                   (continued)



                                 Tampa Capital Income Fund, Ltd,
                                 -------------------------------

Name, location, type of
  property:                                      Lakewood Apartments
                                                 Brandon, Florida
                                                 Residential Apartment Community

Number of units and total                        83 Units
  square feet of units:                          44,928 total square feet

Date investment made:                            12/94

Principal amount of mortgage
  financing existing at date of
  investment:                                        $1,500,000

Contract Investment Price (1):                         $589,500

Cash Reserve:                                          $165,500

Acquisition Fee:                                       $180,000

Total Investment Cost:                                 $935,000



                                 Florida Capital Income Fund II, Ltd.
                                 ------------------------------------

Name, location, type of                          Phase I
  property:                                      Forest Glen Apartments
                                                 Daytona Beach, Florida
                                                 Residential Apartment Community

Number of units and total                        52 Units
  square feet of units:                          62,696 total square feet

Date investment made:                            1/95

Principal amount of mortgage
  financing existing at date of
  investment:                                        $1,343,000

Contract Investment Price (1):                         $548,000

Cash Reserve:                                          $199,000

Acquisition Fee:                                        $71,000

Total Investment Cost:                                 $818,000


-------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire interest in investment property or to redeem limited partner interests of prior limited partners.

                  Table VI: ACQUISTION OF PROPERTIES BY PROGRAM
                                   (continued)



                                 Florida Opportunity Income Partners, Ltd.
                                 -----------------------------------------

Name, location, type of
  property:                                      Camellia Court Apartments
                                                 Daytona Beach, Florida
                                                 Residential Apartment Community

Number of units and total                        60 Units
  square feet of units:                          34,848 total square feet

Date investment made:                            3/95

Principal amount of mortgage
  financing existing at date of
  investment:                                          $900,000

Contract Investment Price (1):                         $543,000

Cash Reserve:                                          $143,000

Acquisition Fee:                                        $24,000

Total Investment Cost:                                 $710,000



                                 Florida Capital Income Fund III, Ltd.
                                 -------------------------------------

Name, location, type of
  property:                                      Bridgepoint Apartments
                                                 Jacksonville, Florida
                                                 Residential Apartment Community

Number of units and total                        48 Units
  square feet of units:                          27,360 total square feet

Date investment made:                            7/95

Principal amount of mortgage
  financing existing at date of
  investment:                                          $700,000

Contract Investment Price (1):                         $549,000

Cash Reserve:                                          $121,000

Acquisition Fee:                                        $40,000

Total Investment Cost:                                 $710,000


-------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire interest in investment property or to redeem limited partner interests of prior limited partners.

                  Table VI: ACQUISTION OF PROPERTIES BY PROGRAM
                                   (continued)



                                 Florida Tax Credit Fund, Ltd.
                                 -----------------------------

Name, location, type of
  property:                                      Spring Glade Apartments
                                                 Tampa, Florida
                                                 Residential Apartment Community

Number of units and total                        78 Units
  square feet of units:                          42,912 total square feet

Date investment made:                            6/95

Principal amount of mortgage
  financing existing at date of
  investment:                                          $564,000

Contract Investment Price (1):                         $564,000

Cash Reserve:                                                $0

Acquisition Fee:                                             $0

Total Investment Cost:                                 $546,000



                      Baron First Time Homebuyer Mortgage Fund, Ltd.
                      ----------------------------------------------

Name, location, type of
  property:                                      Pleasant Grove
                                                 Louisville, Kentucky
                                                 Residential Community

Number of units and total                        39 Units
  square feet of units:                          54,600 total square feet

Date investment made:                            1/96

Principal amount of mortgage
  financing existing at date of
  investment:                                          $500,000

Contract Investment Price (1):                         $500,000

Cash Reserve:                                                $0

Acquisition Fee:                                             $0

Total Investment Cost:                                 $500,000


-------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire interest in investment property or to redeem limited partner interests of prior limited partners.

                  Table VI: ACQUISTION OF PROPERTIES BY PROGRAM
                                   (continued)



                                 Florida Capital Income Fund IV, Ltd.
                                 ------------------------------------

Name, location, type of
  property:                                      Glen Lake Apartments
                                                 St. Petersburg, Florida
                                                 Residential Apartment Community

Number of units and total                        144 Units
  square feet of units:                          79,200 total square feet

Date investment made:                            5/94

Principal amount of mortgage
  financing existing at date of
  investment:                                        $2,812,500

Contract Investment Price (1):                       $1,820,000

Cash Reserve:                                          $305,200

Acquisition Fee:                                       $100,100

Total Investment Cost:                               $1,414,700



                                 GSU Stadium Student Apartments, Ltd.
                                 ------------------------------------

Name, location, type of
  property:                                      Stadium Club Apartments
                                                 Statesboro, Georgia
                                                 Student Residential Apartment
                                                 Community

Number of units and total                        60 Units
  square feet of units:                          51,624 total square feet

Date investment made:                            11/95

Principal amount of mortgage
  financing existing at date of
  investment:                                        $1,372,000

Contract Investment Price (1):                       $1,000,000

Cash Reserve:                                          $100,000

Acquisition Fee:                                       $100,000

Total Investment Cost:                                 $800,000


-------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire interest in investment property or to redeem limited partner interests of prior limited partners.

                  Table VI: ACQUISTION OF PROPERTIES BY PROGRAM
                                   (continued)



                                 Brevard Mortgage Program, Ltd.
                                 ------------------------------

Name, location, type of
  property:                                      Meadowdale Apartments
                                                 Melbourne, Florida
                                                 Residential Apartment Community

Number of units and total                        64 Units
  square feet of units:                          39,168 total square feet

Date investment made:                            12/95

Principal amount of mortgage
  financing existing at date of
  investment:                                          $900,000

Contract Investment Price (1):                         $575,000

Cash Reserve:                                           $57,500

Acquisition Fee:                                             $0

Total Investment Cost:                                 $517,500



                               Baron First Time Homebuyer Mortgage Fund II, Ltd.
                               -------------------------------------------------

Name, location, type of
  property:                                      East Bay Village
                                                 Louisville, Kentucky
                                                 Residential Community

Number of units and total                        54 Units
  square feet of units:                          75,600 total square feet

Date investment made:                            2/96

Principal amount of mortgage
  financing existing at date of
  investment:                                          $500,000

Contract Investment Price (1):                         $500,000

Cash Reserve:                                                $0

Acquisition Fee:                                             $0

Total Investment Cost:                                 $500,000

-------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire interest in investment property or to redeem limited partner interests of prior limited partners.

                  Table VI: ACQUISTION OF PROPERTIES BY PROGRAM
                                   (continued)



                                 Clearwater First Time Homebuyer Program, Ltd.
                                 ---------------------------------------------

Name, location, type of
  property:                                      Palm Bay Condominiums
                                                 Seminole, Florida
                                                 Residential Condominium
                                                 Community

Number of units and total                        195 Units
  square feet of units:                          165,750 total square feet

Date investment made:                            3/96

Principal amount of mortgage
  financing existing at date of
  investment:                                          $672,500

Contract Investment Price (1):                         $672,500

Cash Reserve:                                                $0

Acquisition Fee:                                             $0

Total Investment Cost:                                 $672,500



                              Baron First Time Homebuyer Mortgage Fund III, Ltd.
                              --------------------------------------------------

Name, location, type of
  property:                                      Independence Condominium
                                                 Independence, Kentucky
                                                 Residential Condominium
                                                 Community

Number of units and total                        84 Units
  square feet of units:                          100,800 total square feet

Date investment made:                            5/96

Principal amount of mortgage
  financing existing at date of
  investment:                                          $500,000

Contract Investment Price (1):                         $500,000

Cash Reserve:                                                $0

Acquisition Fee:                                             $0

Total Investment Cost:                                 $500,000


-------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire interest in investment property or to redeem limited partner interests of prior limited partners.

                  Table VI: ACQUISTION OF PROPERTIES BY PROGRAM
                                   (continued)



                               Baron First Time Homebuyer Mortgage Fund V, Ltd.
                               ------------------------------------------------

Name, location, type of
  property:                                      Independence Condominiums
                                                 Independence, Kentucky
                                                 Residential Condominium
                                                 Community

Number of units and total                        84 Units
  square feet of units:                          100,800 total square feet

Date investment made:                            1/96

Principal amount of mortgage
  financing existing at date of
  investment:                                          $500,000

Contract Investment Price (1):                         $500,000

Cash Reserve:                                           $25,000

Acquisition Fee:                                             $0

Total Investment Cost:                                 $500,000



                               Baron First Time Homebuyer Mortgage Fund IV, Ltd.
                               -------------------------------------------------

Name, location, type of
  property:                                      Villas at Meadowview
                                                 Louisville, Kentucky
                                                 Residential Community

Number of units and total                        84 Units
  square feet of units:                          88,200 total square feet

Date investment made:                            6/96

Principal amount of mortgage
  financing existing at date of
  investment:                                          $500,000

Contract Investment Price (1):                         $500,000

Cash Reserve:                                                $0

Acquisition Fee:                                             $0

Total Investment Cost:                                 $500,000


-------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire interest in investment property or to redeem limited partner interests of prior limited partners.

                  Table VI: ACQUISTION OF PROPERTIES BY PROGRAM
                                   (continued)



                                 Florida Income Growth Fund V, Ltd.
                                 ----------------------------------

Name, location, type of
  property:                                      Blossom Corners Apartments
                                                 Orlando, Florida
                                                 Residential Apartments
                                                 Community

Number of units and total                        70 Units
  square feet of units:                          37,728 total square feet

Date investment made:                            4/96

Principal amount of mortgage
  financing existing at date of
  investment:                                        $1,050,000

Contract Investment Price (1):                         $825,500

Cash Reserve:                                          $142,000

Acquisition Fee:                                        $57,500

Total Investment Cost:                               $1,875,500



                               Lamplight Court of Bellefontaine Apartments, Ltd.
                               -------------------------------------------------

Name, location, type of
  property:                                      Lamplight Court Apartments
                                                 Bellefontaine, Ohio
                                                 Residential Apartment Community

Number of units and total                        80 Units
  square feet of units:                          46,944 total square feet

Date investment made:                            7/96

Principal amount of mortgage
  financing existing at date of
  investment:                                        $1,400,000

Contract Investment Price (1):                         $580,000

Cash Reserve:                                                $0

Acquisition Fee:                                        $40,000

Total Investment Cost:                               $1,980,000


-------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire interest in investment property or to redeem limited partner interests of prior limited partners.

                  Table VI: ACQUISTION OF PROPERTIES BY PROGRAM
                                   (continued)



                                 Baron Strategic Vulture Fund I, Ltd.
                                 ------------------------------------

Name, location, type of
  property:                                      Curiosity Creek Apartments
                                                 Tampa, Florida
                                                 Residential Apartment Community

Number of units and total                        81 Units
  square feet of units:                          44,064 total square feet

Date investment made:                            10/96

Principal amount of mortgage
  financing existing at date of
  investment:                                        $1,200,000

Contract Investment Price (1):                         $601,000

Cash Reserve:                                           $90,000

Acquisition Fee:                                        $90,000

Total Investment Cost:                               $1,801,000



                                 Baron Strategic Investment Fund, Ltd.
                                 -------------------------------------

Name, location, type of
  property:                                      Blossom Corners II Apartments
                                                 Orlando, Florida
                                                 Residential Apartment Community

Number of units and total                        68 Units
  square feet of units:                          36,576 total square feet

Date investment made:                            10/96

Principal amount of mortgage
  financing existing at date of
  investment:                                        $1,000,000

Contract Investment Price (1):                         $796,000

Cash Reserve:                                          $120,000

Acquisition Fee:                                       $144,000

Total Investment Cost:                               $1,796,000

-------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire interest in investment property or to redeem limited partner interests of prior limited partners.

                  Table VI: ACQUISTION OF PROPERTIES BY PROGRAM
                                   (continued)



                                 Baron Strategic Investment Fund II, Ltd.
                                 ----------------------------------------

Name, location, type of
  property:                                      Gaslight Apartments
                                                 Anderson, Indiana
                                                 Residential Apartment Community

Number of units and total                        72 Units
  square feet of units:                          42,720 total square feet

Date investment made:                            11/96

Principal amount of mortgage
  financing existing at date of
  investment:                                        $1,254,307

Contract Investment Price (1):                         $524,000

Cash Reserve:                                           $80,000

Acquisition Fee:                                        $96,000

Total Investment Cost:                               $1,778,307



                                 Baron Strategic Investment Fund VI, Ltd.
                                 ----------------------------------------

Name, location, type of
  property:                                      Pine View Apartments
                                                 Orlando, Florida
                                                 Residential Apartment Community

Number of units and total                        91 Units
  square feet of units:                          Approximately 50,000 total
                                                 square feet

Date investment made:                            5/97

Principal amount of mortgage
  financing existing at date of
  investment:                                        $1,620,000

Contract Investment Price (1):                         $806,000

Cash Reserve:                                          $120,000

Acquisition Fee:                                       $144,000

Total Investment Cost:                                 $806,000


-------------------------------------------
Footnote:

(1) Program applied net investment proceeds to acquire interest in investment property or to redeem limited partner interests of prior limited partners.